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 ______________________________________________________________________________





                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                               FEBRUARY 13, 1998

                       UNIVERSAL SEISMIC ASSOCIATES, INC.
              Exact Name of Registrant as Specified in its Charter


         DELAWARE                   0-19971                  76-0256086
State of Incorporation or    Commission File Number       I.R.S. Employer
       Organization                                      Identification No.


            16420 PARK TEN PLACE
                  SUITE 300                              77084-5051
                HOUSTON, TEXAS                           (Zip Code)
    Address of Principal Executive Offices

                                  (281) 578-8081
                          Registrant's telephone number,
                               including area code




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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) Commencing in February 1997, the Audit Committee of the Board of Directors of Universal Seismic Associates, Inc. (the "Company") conducted a review of the Company's financial statements in response to allegations by a Company stockholder who also pursued litigation against the Company. In connection with its review, the Audit Committee engaged its independent accountants, Coopers & Lybrand L.L.P. ("Coopers"), to review the affected financial statements. The Audit Committee was also advised by independent legal counsel and independent accountants engaged by such counsel. Based upon Coopers' review and the preliminary recommendations of the Audit Committee, the Company restated its financial statements for the quarters ended September 30, 1996 and December 31, 1996 in Forms 10-QSB/A filed May 21, 1997. Based on the results of its review, Coopers notified the Audit Committee that it would no longer accept the representations of the Company's Chief Financial Officer for the purpose of reporting on the Company's financial statements.

         In August 1997 Joe T. Rye was appointed Chief Accounting Officer of the Company, and the Company's Chief Financial Officer was removed from the process of preparing the Company's financial statements. On November 10, 1997 Mr. Rye was promoted to Chief Executive Officer and elected a director of the Company. On February 5, 1998, Ron England resigned as Chief Financial Officer and director of the Company. Mr. Rye is now also serving as acting Chief Financial Officer. The Board of Directors is seeking to hire a new Chief Financial Officer for the Company as soon as practicable.

         In December 1997 additional facts came to the attention of management which suggested that the financial statements for fiscal years 1996 and 1997 may have been misstated. Company management immediately communicated this information to Coopers, the Company's independent accountants, and the Company's Audit Committee. The Audit Committee investigated these new items with the assistance and advice of independent legal counsel and independent accountants engaged by such counsel. Company management also discussed these new items and a possible restatement of the Company's 1996 and 1997 financial statements with Coopers.


         As a result of its investigation, the Audit Committee determined that the newly discovered information was likely to result in a restatement of the Company's financial statements for fiscal years 1996 and 1997. The Audit Committee recommended that the Company engage a new independent accountant to perform an audit of the Company's financial statements for fiscal years 1996 and 1997, which financial statements, based on the results of that audit, may have to be restated. The Company believes that the new audit by newly engaged independent accountants, the anticipated restatement of the Company's 1996 and 1997 financial statements, the resignation of the Company's former Chief Financial Officer, the appointment of the Chief Executive Officer as acting Chief Financial Officer, and the immediate commencement of a search for a new Chief Financial Officer constitute appropriate remedial action under the circumstances.

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         The Company does not anticipate that any restatement based on the newly discovered facts will result in an adverse impact on the Company's balance sheet as of June 30, 1997 or the Company's financial statements for any periods subsequent to June 30, 1997. In addition, any restatement will not adversely impact the liquidity of the Company. However, the Company believes that it is likely that the Company will restate its financial statements for fiscal years 1996 and 1997, and that the restated financial statements will reflect a negative impact on the Company's net income for fiscal year 1996 and positive impact on fiscal year 1997 net income. The nature of the possible adjustments to the financial statements generally relate to timing of revenue recognition.

         In a meeting on February 13, 1998, Coopers verbally advised the Company that it was unwilling to be associated with the Company's financial statements and resigned as independent accountants for the Company. Coopers also advised the Company that, in conjunction with its resignation, its opinions with respect to the financial statements of the Company as of and for the years ended June 30, 1996 and 1997 should no longer be relied upon.
Coopers confirmed its resignation in a letter dated February 13, 1998, a copy of which is filed as an exhibit to this report. On February 16, 1998 Coopers discussed its resignation by telephone with the Chairman of the Audit Committee. On February 17, 1998 and at the request of the Company, Coopers met with the Company's Chief Executive Officer and a member of the Audit Committee to discuss its resignation.


         Coopers' resignation was not recommended or approved by the Company's Board of Directors or Audit Committee, and Coopers declined the Company's invitation to meet with the full Audit Committee and its advisors to discuss its resignation.



         During the Company's 1996 and 1997 fiscal years and the subsequent interim period through February 13, 1998, there were no disagreements with Coopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Coopers' satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.


         It will be necessary for the Company to engage new independent accountants to audit the Company's financial statements for fiscal years 1996 and 1997 and subsequent years. The Company has authorized Coopers to respond fully to the inquiries of any successor independent accountant concerning the above events.


         The Company provided Coopers with a copy of the foregoing disclosures and requested in writing that Coopers furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures and, if not, stating the respects in which it does not agree. A copy of such letter is filed as an exhibit to this report in accordance with
Item 601 of Regulation S-B. The Company notes that the second sentence of the second paragraph in such letter does not accurately describe the statement in this report about the Audit Committee's investigation.


         The above contains forward-looking information based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the effects of a possible restatement of the Company's financial statements. In making these
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forward-looking statements, the Company assumes, among other things, that there are no additional facts that will impact the Company's financial statements. There can be no assurance that any of the Company's assumptions are accurate.

  (b) The Company has not yet engaged a successor independent accounting firm.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits.  The following exhibits are filed as part of this report:

         16.1    Letter, dated February 13, 1998, from Coopers & Lybrand L.L.P. to Universal Seismic Associates, Inc.
                 resigning as independent accountants.

         16.2    Letter, dated February 26, 1998, from Coopers & Lybrand L.L.P. to the Securities and Exchange
                 Commission.

         16.3    Letter, dated February 23, 1998, from Coopers & Lybrand L.L.P. to Universal Seismic Associates, Inc.
                 confirming resignation as independent accountants.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 2, 1998


                                             UNIVERSAL SEISMIC ASSOCIATES, INC.


                                             By: /s/ Joe T. Rye
                                                 ------------------------------
                                                     Joe T. Rye, President and
                                                     Chief Executive Officer

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                               INDEX TO EXHIBITS


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

         16.1    Letter, dated February 13, 1998, from Coopers & Lybrand L.L.P. to Universal Seismic Associates, Inc.
                 resigning as independent accountants.

         16.2    Letter, dated February 26, 1998, from Coopers & Lybrand L.L.P. to the Securities and Exchange
                 Commission.

         16.3    Letter, dated February 23, 1998, from Coopers & Lybrand L.L.P. to Universal Seismic Associates, Inc.
                 confirming resignation as independent accountants.
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